VIRTUS Silvant Focused Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025
($ reported in thousands)

	Shares	Value
Common Stocks—96.5%
Communication Services—14.3%
Alphabet, Inc. Class A	449,935	$109,379
Meta Platforms, Inc. Class A	116,980	85,908
Netflix, Inc.(1)	50,461	60,499
		255,786

Consumer Discretionary—11.8%
Amazon.com, Inc.(1)	453,639	99,605
Las Vegas Sands Corp.	349,744	18,813
MercadoLibre, Inc.(1)	9,419	22,012
Royal Caribbean Cruises Ltd.	215,108	69,605
		210,035

Financials—4.2%
Visa, Inc. Class A	218,870	74,718
Health Care—5.6%
Eli Lilly & Co.	87,218	66,547
Intuitive Surgical, Inc.(1)	76,220	34,088
		100,635

Industrials—9.7%
Fair Isaac Corp.(1)	25,763	38,555
GE Aerospace	224,379	67,498
GE Vernova, Inc.	73,746	45,346
	Shares	Value

Industrials—continued
Honeywell International, Inc.	99,734	$20,994
		172,393

Information Technology—49.1%
Apple, Inc.	584,706	148,884
ARM Holdings plc ADR(1)	85,271	12,065
ASML Holding N.V. Registered Shares	16,225	15,707
Autodesk, Inc.(1)	96,061	30,516
Broadcom, Inc.	210,568	69,468
Microsoft Corp.	445,763	230,883
NVIDIA Corp.	1,611,801	300,730
Palantir Technologies, Inc. Class A(1)	173,807	31,706
Salesforce, Inc.	86,254	20,442
Workday, Inc. Class A(1)	63,347	15,250
		875,651

Materials—1.8%
Vulcan Materials Co.	101,305	31,163
Total Common Stocks (Identified Cost $602,579)		1,720,381

Total Long-Term Investments—96.5% (Identified Cost $602,579)		1,720,381

	Shares	Value

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.027%)(2)	29,675,385	$29,675
Total Short-Term Investment (Identified Cost $29,675)		29,675

TOTAL INVESTMENTS—98.1% (Identified Cost $632,254)		$1,750,056
Other assets and liabilities, net—1.9%		33,253
NET ASSETS—100.0%		$1,783,309

Abbreviations:
ADR	American Depositary Receipt
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,720,381	$1,720,381
Money Market Mutual Fund	29,675	29,675
Total Investments	$1,750,056	$1,750,056
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2025.
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
See Notes to Schedule of Investments

VIRTUS Silvant Focused Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loan are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.